FIRST AMENDMENT
THIS FIRST AMENDMENT (this "Amendment") is made and entered into as of the 28th day of June, 2012, by and between CCP/MC SSIII DENVER TABOR CENTER 1 PROPERTY OWNER, LLC, a Delaware limited liability company ("Landlord"), and BRIDGEPOINT EDUCATION, INC., a Delaware corporation ("Tenant").
RECITALS

A.
Landlord and Tenant are parties to that certain lease dated August 8, 2011 (the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 79,677 rentable square feet (the "Original Premises") described as Suite Nos. 110, 200 and 350 on the first, second and third floors in the building located at 1201 16th Street and commonly known as Tabor Center Mall, and Suite 500 on the fifth floor in the building located at 1200 17th Street and commonly known as Tabor Center Tower (collectively, the "Buildings").

B.
Tenant desires to surrender a portion of the Premises to Landlord containing approximately 955 rentable square feet described as a portion of Suite No. 110 on the first floor of the Tabor Center Mall as shown on Exhibit A hereto (the "Reduction Space").

C.	Tenant desires to include a secondary stair exit in Suite No. 110 as part of the Landlord Work and to reduce the scope of Landlord's Base Building Work in exchange for an increase to the Allowance.

D.	Landlord and Tenant desire to acknowledge and establish the Commencement Date of the Lease.

E.	Landlord is willing to agree to such modifications on the following terms and conditions.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	Reduction.

1.01
Effective as of the Commencement Date, as set forth in Section 6 below, the Premises is decreased by reducing the rentable square feet of Suite 110 on the first floor of the Tabor Center Mall from 8,037 to 7,082 rentable square feet by the elimination of the Reduction Space. As of the Commencement Date, the Reduction Space shall be deemed surrendered by Tenant to Landlord, the Lease shall be deemed terminated with respect to the Reduction Space, and the "Premises", as defined in the Lease, shall be deemed to mean the Original Premises, less the Reduction Space.

1.02	Exhibit A-1 of the Lease depicting Suite 110 shall be replaced by Exhibit A-1 attached to this Amendment.

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1.03	The chart in Section 1.1(a) of the Lease is deleted in its entirety and replaced with the following:

BUILDING	SUITE NUMBER	RENTABLE SQUARE FEET
Tabor Center Mall	110	7,082
Tabor Center Mall	200	20,763
Tabor Center Mall	350	29,685
Tabor Center Tower	500	21,192
	TOTAL:	78,722

1.04	The first sentence of Section 1.4 of the Lease is deleted in its entirety and replaced with the following:
"The aggregate rentable area of the Premises (the "Rentable Area of the Premise") following the respective Commencement Dates of Phase 1 and Phase 2 is 78,722 rentable square feet, of which 21,192 rentable square feet is located in the Tabor Center Tower and 57,530 rentable square feet is located in Tabor Center Mall."

2.	Base Rent. As of the Commencement Date, the schedule of Base Rent contained in Section 3.1 of the Lease with respect to Phase 1 only is deleted, and the following is substituted therefor:

Months of the Lease Term	Annual Rate per Rentable Square Foot for Phase 1 ("Phase 1 Mall Premises Base Rental Rates")	Annual Base Rent	Monthly Installment of Base Rent
Commencement Date – the last day of the 6th full calendar month following Commencement Date**	[***]**	[***]	[***]
7-9	[***]	[***]	[***]
10-21	[***]	[***]	[***]
22-33	[***]	[***]	[***]
34-45	[***]	[***]	[***]
46-57	[***]	[***]	[***]
58-69	[***]	[***]	[***]
70-81	[***]	[***]	[***]
82-93	[***]	[***]	[***]
94-105	[***]	[***]	[***]
106-117	[***]	[***]	[***]
118-129	[***]	[***]	[***]
130-Expiration Date	[***]	[***]	[***]
*** Confidential portions of this document have been redacted and filed separately with the Commission.

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All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

3.
Tenant's Pro Rata Share. Tenant's Pro Rata Share with respect to the Mall Premises is hereby revised as follows: (a) 21.7569% from and after the Commencement Date but prior to the Phase 2 Commencement Date, and (b) 34.0434% from and after the Phase 2 Commencement Date.

4.
Landlord's Base Building Work. Landlord shall not be required to construct, as part of Landlord's Base Building Work or otherwise, either the additional exit stair or the additional emergency egress route identified in item (d) of Exhibit B-1. Without limiting the foregoing, Exhibit B-1 is hereby revised by the deletion of item (d).

5.
Allowance. The Allowance provided for under the Lease with respect to the Mall Premises is hereby increased from [***] to [***] and, without limiting the foregoing, Section 8(a) of the Work Letter is hereby appropriately revised. The forgoing net increase to the Allowance reflects the following: (a) a reduction in the rentable square footage of the Mall Premises due to the deletion of the Reduction Space; and (b) an increase reflecting Landlord's contribution of an additional [***] in exchange for the reduction of the scope of Landlord's Base Building Work as provided for in Section 4 above.

6.
Commencement Date. Landlord and Tenant hereby agree that the Commencement Date for the Lease is established as February 1, 2012 and that Landlord is deemed to have achieved Substantial Completion of the Landlord's Base Building Work and the Landlord Work with respect to Phase 1 as of such date. Landlord and Tenant agree that the Commencement Date shall be duly established by this Amendment without the necessity of a separate Commencement Date Letter.

7.
Representations. Each party represents to the other that it has full power and authority to execute this Amendment. Tenant represents that it has not made any assignment, sublease, transfer, conveyance of the Lease or any interest therein or in the Reduction Space and further represents that there is not and will not hereafter be any claim, demand, obligation, liability, action or cause of action by any other party respecting, relating to or arising out of the Reduction Space, and Tenant agrees to indemnify and hold harmless Landlord and the Landlord Parties from all liabilities, expenses, claims, demands, judgments, damages or costs arising from any of the same, including without limitation, attorneys' fees.

8.	Brokerage.

8.01
Landlord shall not be bound by this Amendment unless and until Landlord's Broker and Tenant's Broker have executed amendments to their respective brokerage agreements with respect to the Lease, in a form acceptable to Landlord in its sole discretion, effecting an equitable reduction in the commissions payable thereunder to reflect the deletion of the Reduction Space from the Premises.

*** Confidential portions of this document have been redacted and filed separately with the Commission.

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8.02
Tenant and Landlord hereby represent and warrant to each other that it has dealt with no broker in connection with this Amendment other than the Brokers. Landlord will pay all fees, commissions or other compensation payable to Brokers, if any, pursuant to the terms of separate agreements. Tenant agrees to indemnify and hold the Landlord Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment.

9.	Miscellaneous.

9.01
This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. Tenant agrees that it shall not disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

9.02	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

9.03	In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

9.04
Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

9.05
The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

9.06	Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
[SIGNATURES ARE ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:

CCP/MS SSIII DENVER TABOR CENTER 1 PROPERTY OWNER LLC, a Delaware limited liability company By: /s/ Todd W. Hartman Name: Todd W. Hartman Its: Vice President

TENANT:

BRIDGEPOINT EDUCATION, INC.,
a Delaware corporation

By:          /s/ Andrew S. Clark
Name:    Andrew S. Clark
Its:     President and CEO

By:          /s/ Diane L. Thompson
Name:    Diane L. Thompson
Its:     Senior Vice President, Secretary and General Counsel

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EXHIBIT A

OUTLINE AND LOCATION OF REDUCTION SPACE

17TH STREET
LAWRENCE STREET
LARIMER STREET
ARAPAHOE STREET
16TH STREET
REDUCTION SPACE
110
SUITE

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EXHIBIT A-1

TABOR CENTER MALL, SUITE 110

17TH STREET
LAWRENCE STREET
LARIMER STREET
ARAPAHOE STREET
REDUCTION SPACE
110
SUITE
16TH STREET

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